Exhibit 99.1

Joint Filer Information

Due to the electronic system’s limitation of 10 Reporting Persons per joint filing, this statement is being filed in two forms.

Footnote 1 to Form 3:  Encore, LLC and Encore II, LLC directly beneficially own 3,403,023 shares of Common Stock and 7,800,932 shares of Common Stock, respectively.  Each of Crestview, L.L.C., Crestview Partners GP, L.P., Crestview Partners, L.P., Crestview Partners (PF), L.P., Crestview Holdings (TE), L.P., Encore (ERISA), Ltd., Crestview Partners, (ERISA) L.P. and Crestview Offshore Holdings (Cayman), L.P. may be deemed to have beneficial ownership of the 3,403,023 shares of Common Stock directly owned by Encore, LLC.  Each of Crestview, L.L.C., Crestview Partners II GP, L.P., Crestview Partners II, L.P., Crestview Partners II (FF), L.P., Crestview Partners II (PF), L.P., Crestview Partners II (TE), L.P., Crestview Offshore Holdings II (Cayman), L.P., Crestview Offshore Holdings II (FF Cayman), L.P. and Crestview Offshore Holdings II (892 Cayman), L.P. may be deemed to have beneficial ownership of the 7,800,932 shares of Common Stock directly owned by Encore II, LLC.  Each reporting person disclaims beneficial ownership of the reported securities except and to the extent of its pecuniary interest therein.

Footnote 2 to Form 3: Crestview Partners, L.P., Crestview Partners (PF), L.P., Crestview Holdings (TE), L.P., Encore (ERISA), Ltd. and Crestview Offshore Holdings (Cayman), L.P. are the members of Encore, LLC.  Crestview Partners, (ERISA) L.P. is the sole shareholder of Encore (ERISA), Ltd.  Crestview Partners GP, L.P. is the general partner of Crestview Partners, L.P., Crestview Partners (PF), L.P., Crestview Holdings (TE), L.P., Crestview Partners, (ERISA) L.P. and Crestview Offshore Holdings (Cayman), L.P.  Crestview Partners II GP, L.P. is the general partner of Crestview Partners II, L.P., Crestview Partners II (FF), L.P., Crestview Partners II (PF), L.P., Crestview Partners II (TE), L.P., Crestview Offshore Holdings II (Cayman), L.P., Crestview Offshore Holdings II (FF Cayman), L.P. and Crestview Offshore Holdings II (892 Cayman), L.P., each of which is a member of Encore II, LLC.  Crestview, L.L.C. is the general partner of Crestview Partners GP, L.P. and Crestview Partners II GP, L.P.

Names of Joint Filers:                                           (1)  Crestview, L.L.C.
(2)  Encore, LLC
(3)  Crestview Partners (PF), L.P.
(4)  Crestview Holdings (TE), L.P.
(5)  Encore (ERISA), Ltd.
(6)  Crestview Partners, (ERISA) L.P.
(7)  Crestview Offshore Holdings (Cayman), L.P.
(8)  Crestview Partners GP, L.P.
(9)  Encore II, LLC
(10)  Crestview Partners II (FF), L.P.
(11)  Crestview Partners II (PF), L.P.
(12)  Crestview Partners II (TE), L.P.
(13)  Crestview Offshore Holdings II (Cayman), L.P.
(14)  Crestview Offshore Holdings II (FF Cayman), L.P.
(15)  Crestview Offshore Holdings II (892 Cayman), L.P.
(16)  Crestview Partners II GP, L.P.

Address of Joint Filers:                                       c/o Crestview, L.L.C.
667 Madison Avenue
New York, NY 10065

Relationship of Joint Filers to Issuer:                     10% Owner

Issuer Name and Ticker or Trading Symbol:          Charter Communications, Inc. (CHTR)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                          03/22/2011

Designated Filers:                                                        (1) Crestview Partners, L.P. and (2) Crestview Partners II GP, L.P.

Signature:

Crestview, L.L.C.

By: /s/ Evelyn Pellicone
Name: Evelyn Pellicone
Title:  Chief Financial Officer

Encore, LLC

By: /s/ Evelyn Pellicone
Name: Evelyn Pellicone
Title:  Authorized Officer

Crestview Partners, L.P.
Crestview Partners (PF), L.P.
Crestview Holdings (TE), L.P.
Crestview Partners, (ERISA) L.P.
Crestview Offshore Holdings (Cayman), L.P.

By: Crestview Partners GP, L.P, as General Partner

By: Crestview, L.L.C., as General Partner

By: /s/ Evelyn Pellicone
Name: Evelyn Pellicone

Crestview Partners GP, L.P.

By: Crestview, L.L.C., as General Partner

By: /s/ Evelyn Pellicone
Name: Evelyn Pellicone

Encore (ERISA), Ltd.

By: Crestview Partners, (ERISA) L.P.
By: Crestview Partners GP, L.P, as General Partner
By: Crestview, L.L.C., as General Partner

By: /s/ Evelyn Pellicone
Name: Evelyn Pellicone

Encore II, LLC

By: /s/ Evelyn Pellicone
Name: Evelyn Pellicone
Title:  Authorized Officer

Crestview Partners II, L.P.
Crestview Partners II (FF), L.P.
Crestview Partners II (PF), L.P.
Crestview Partners II (TE), L.P.
Crestview Offshore Holdings II (Cayman), L.P.
Crestview Offshore Holdings II (FF Cayman), L.P.
Crestview Offshore Holdings II (892 Cayman), L.P.

By: Crestview Partners II GP, L.P, as General Partner

By: Crestview, L.L.C., as General Partner

By: /s/ Evelyn Pellicone
Name: Evelyn Pellicone

Crestview Partners II GP, L.P.

By: Crestview, L.L.C., as General Partner

By: /s/ Evelyn Pellicone
      Name: Evelyn Pellicone

Date:   March 31, 2011